SCHEDULE 14C
               INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:


   Preliminary Information Statement
X  Definitive Information Statement
   Confidential For Use of the Commission Only


                          GUARDIAN INTERNATIONAL, INC.
        (Formerly Everest Security Systems Corporation, formerly Everest
           Funding Corporation, formerly Burningham Enterprises, Inc.)
 ---------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)

                           Richard Ginsburg, President
 ---------------------------------------------------------------------------
                (Name of Person Filing the Information Statement)

Payment of Filing Fee (Check the appropriate box):


 $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14c-5(g).


  Fee Computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
         1) Title of each class of securities to which transaction applies:

         2) Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         4) Proposed maximum aggregate value of transaction:

         5) Total fee:

X Fee paid previously with preliminary materials.

    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the And identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of filing.

         1) Amount Previously Paid:

         2) Form, Schedule or Registration Statement No.:

         3) Filing Party:

         4) Date Filed:

                              INFORMATION STATEMENT
                          GUARDIAN INTERNATIONAL, INC.
                             3880 North 28th Terrace
                          Hollywood, Florida 33020-1118
------------------------------------------------------------------------------
                       NOTICE OF ACTION BY WRITTEN CONSENT
------------------------------------------------------------------------------
To the Stockholders of Guardian International, Inc.:

         Notice is hereby given that Richard Ginsburg, Harold Ginsburg, Sheilah Ginsburg and Rhonda Ginsburg (the "Ginsburgs"), as holders and/or controllers of approximately 62% of the issued and outstanding Common Stock, par value $0.001 per share (the "Common Stock"), of Guardian International, Inc. (the "Company"), shall, on or about December 4, 1996, approve and adopt the following proposals (the "Proposals") by written consent in lieu of a meeting:

1. An amendment to the Company's Certificate of Incorporation to change the name of the Company to Guardian International, Inc.

2.       An amendment to the Company's  Amended  Certificate of Incorporation to
         (a) authorize two new classes of common stock of the Company designated as Class A Voting Common Stock ("Class A Common Stock") and Class B Nonvoting Common Stock ("Class B Common Stock") and (b) establish the relative rights, powers and limitations of the Class A and Class B Common Stock.

         The Proposals have been approved and adopted by the Board of Directors of the Company. The record date for the determination of stockholders of the Company entitled to receive this Notice of Action by Written Consent and the Accompanying Information Statement and the determination of the number of shares of common stock necessary to approve the Proposals has been fixed as of the close of business on September 10, 1996 (the "Record Date").

         As provided in the Company's Certificate of Incorporation, each share of common stock entitles its holder to one vote on any matter that properly comes before the stockholders of the Company and requires a vote of the stockholders. The affirmative vote or written consent of the holders of a majority of the outstanding shares of common stock is necessary to approve the Proposals. As discussed herein, the Ginsburgs collectively own and/or control approximately 62% of the issued and outstanding common stock as of the Record Date. The Ginsburgs will deliver a written consent that will approve and adopt the Proposals. No other class of voting security of the Company is issued or outstanding. Pursuant to Section 78.320 of the Nevada General Corporation Law, you are being provided with notice of the approval of the Proposals by written consent of the holders of a majority of the Company's common stock. Pursuant to the Securities Exchange Act of 1934, as amended, along with this Notice, you are being furnished with an Information Statement relating to the Proposals.

 NO STOCKHOLDERS' MEETING WILL BE HELD TO VOTE ON OR DISCUSS THE
PROPOSALS.  ACCORDINGLY, WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUIRED NOT TO SEND US A PROXY.
                                            By Order of the Board of Directors,
November 14, 1996
                                                 (Signature appears here)

                                                Sheilah Ginsburg, Secretary

                          GUARDIAN INTERNATIONAL, INC.

                             3880 NORTH 28TH TERRACE
                          HOLLYWOOD, FLORIDA 33020-1118

        ----------------------------------------------------------------
                              INFORMATION STATEMENT
        ----------------------------------------------------------------

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY


                                     GENERAL

         This Information Statement is being furnished by the Board of Directors of Guardian International, Inc., a Nevada corporation, (the "Company"), to holders of all the issued and outstanding shares of the Company's common stock for the purpose of describing action to be taken by the holders of a majority of the issued and outstanding shares of the Company's common stock in connection with the Proposals set forth on the accompanying Notice of Action of Written Consent.

         This Information Statement and the Notice of Action by Written Consent are first being mailed to stockholders of the Company on approximately November 14, 1996.

         Only stockholders of record at the close of business on September 10, 1996 (the "Record Date"), are entitled to receive this Information Statement and Notice of Action by Written Consent. As of the close of business on such date, there were issued and outstanding 6, 453,804 shares of common stock of the Company of which an aggregate of approximately 62% are owned and/or controlled by Harold Ginsburg, Richard Ginsburg, Sheilah Ginsburg and Rhonda Ginsburg (the "Ginsburgs"). No other class of voting security of the Company is issued and outstanding.

         The Company's Certificate of Incorporation and the Nevada General Corporation Law each require an affirmative vote or written consent of the majority of the outstanding shares to approve the Proposals. Because the Ginsburgs own and/or control approximately 62% of the issued and outstanding shares on the Record Date, they have the voting power to approve the Proposals. The Ginsburgs have indicated that they intend to give their written consent to the adoption of the Proposals. Accordingly, the Ginsburgs will be able to cause the adoption of the Proposals without the receipt of consents from the remaining stockholders of the Company. The Company anticipates that the filing of such written consents will occur on or about November 8, 1996. The Company will then prepare a Certificate of Amendment to its Certificate of Incorporation with the Secretary of State of the State of Nevada effecting (1) the changing of the name of the Company from Everest Security Systems Corporation to Guardian International, Inc.

and (2) the authorization two new classes of common stock of the Company designated as Class A Voting Common Stock ("Class A Common Stock") and Class B Nonvoting Common Stock ("Class B Common Stock") and the establishment of the relative rights, powers and limitations of the Class A and Class B Common Stock. A copy of the proposed Amendment is set forth as Exhibit A to this Information Statement.

                                EXECUTIVE OFFICES

         The Company's principal executive offices are located at 3880 North 28 Terrace, Hollywood, Florida 33020-1118.

                         DISSENTERS' RIGHT OF APPRAISAL

         In accordance with Section 92A.380 of the Nevada General Corporation Law, the Certificate of Incorporation, Bylaws and the Resolution of the Board of Directors, a stockholder is not entitled to dissent from or obtain payment of the fair value of his shares as a result of this Proposals.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                   MANAGEMENT

         The following table sets forth certain information as of September 10, 1996, based on information obtained from the transfer agent, security holders, and/or company records, with respect to any person who is known to the registrant to be (a) the beneficial owner of more than five percent (5%) of the Company's Common Stock, (b) the executive officer and/or director of the Company, and (c) the directors and officers of the Company as a group.

Name and Address                      Amount and Nature of     Percentage of
 Beneficial Owner                     Beneficial Ownership     Beneficial
                                      Ownership

----------------------------      ----------------------     ------------------
Harold Ginsburg (1)                      903,533                      14%
3651 N. 55th Avenue
Hollywood, Florida 33021-2343

Rhonda Ginsburg (2)                      629,245                      09.75%
1209 South Ocean Drive, Apt. 1709
South Hollywood, Florida 33019

Richard Ginsburg (3)                     629,246                      09.75%
P.O. Box 800207
Miami, Florida 33280-0207

Sheilah Ginsburg (4)                     903,533                      14%
3651 N. 55th Avenue
Hollywood, Florida 33021-2343

International Treasury &                1,085,000                    16.81%
Investment Ltd (5)
Hirzel House
Smith Street
St. Peter, Channel Islands

Royal Bank of Scotland                    400,000                   06.1979%
Talstrasse 82
8001 Zurich CH, Switzerland

All Officers and Directors as a Group   3,065,557                   47.5%


------------------------------------------------------------------------------


(1) Harold Ginsburg is a Director of Guardian International, Inc. (the "Company"). Mr. Ginsburg also has the power to vote the 1,000,000 shares of International Treasury & Investments Ltd. pursuant to an irrevocable voting proxy. Mr. Ginsburg has the power to vote a total of 1,903,533 shares or 29.4947% of the Company's Common Stock.

(2) Rhonda Ginsburg is Vice-President of the Company.

(3) Richard Ginsburg is the President and a Director of the Company.

(4) Sheilah Ginsburg is the Secretary/Treasurer and a Director of the Company.

(5) International Treasury & Investments Ltd. gave Harold Ginsburg (or his designee) an irrevocable voting proxy for 1,000,000 of its shares for a period of two (2) years, pursuant to the Agreement and Plan of Merger dated
August 15, 1996.

     ***Pursuant to the Plan and Agreement of Merger dated August 15, 1996 between Everest Security Systems Corporation and Guardian International, Inc. ("Merger Agreement"), International Treasury and Investments, Limited ("ITI") pledged one million (1,000,000) shares of common stock of Guardian International, Inc., held by it, as security for certain obligations of G.M. Capital Partners, Ltd. in accordance with a Stock Pledge Agreement executed in connection with the Merger Agreement. G.M. Capital Partners, Ltd. was unable to honor its obligation under the Merger Agreement within the set time period and as a result the one million (1,000,000) shares are to be disbursed to the pre-merger shareholders of Guardian International, Inc. on or about October 31, 1996 (these shares have not been disbursed as of November 14, 1996) in the following manner:

          Richard Ginsburg  195,000
          Harold Ginsburg   280,000
          Sheilah Ginsburg  280,000
          Rhonda Ginsburg   195,000
          Robert Kasky       50,000

                            DESCRIPTION OF SECURITIES

         Under the Proposals, the outstanding common stock will be called Class A Voting Common Stock and a new class of common stock designated as Class B Nonvoting Common Stock will be created. Upon the filing of the Certificate of Amendment with the Secretary of State of the State of Nevada, every issued and outstanding share of common stock of the Company shall become and be deemed to be, and shall automatically convert into, one share of Class A Voting Common Stock, par value $0.001, and 484,035 shares of Class B Nonvoting Common Stock, par value $0.001, shall be authorized. The rights, powers and limitations of Class A Voting Common Stock and Class B Nonvoting Common Stock shall be identical, except as otherwise provided in the Article Fourth of the Company's Amended Certificate of Incorporation, as proposed to be amended. The full text of Article Fourth as proposed to be amended is set forth in Exhibit A to this information statement as is incorporated herein by reference. The following summary should be read in conjunction with, and is qualified in its entirety by reference to, such Exhibit A. The table set forth below summarizes the relative, powers, preferences and limitations of the Class A Voting Common Stock and Class B Nonvoting Common Stock as proposed:


                          Class A Voting               Class B Nonvoting
                          Common Stock                 Common Stock

--------------------------------------------------------------------------------


Voting rights                 1                               0
    (per share)

Dividend rights           pro rata share of         pro rata share of dividends
(Cash, property or        dividendsof Class A       of Class B Nonvoting
securities)               Voting Common Stock       Common Stock
 (per share)

 Conversion Rights           --------               May convert Class B
                                                    Nonvoting Common Stock
                                                    into the same amount of
                                                    Class A Voting Common
                                                    Stock at any time, at
                                                    holder's election, provided,
                                                    that each  holder of Class B
                                                    Nonvoting Common Stock will
                                                    not directly or indirectly
                                                    own, control or have power
                                                    to vote more than they are
                                                    permitted under any law,
                                                    rule, regulation or other
                                                    requirement of any judicial
                                                    body.

Preemptive, subscription
and redemption rights         None                    None

Liquidation rights       Pro rata shares of        Pro rata share of assets
                         assets remaining          remaining after payment of
                         after Payment of          all liabilities
                         all liabilities

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         Voting Rights

                  The holders of Class A Voting Common Stock ("Class A") will be entitled to one (1) vote per share on all matters to be voted on by the corporation's stockholders, and except as otherwise required by law, the holders of Class B Nonvoting Common Stock ("Class B") will have no right to vote their shares of Class B on any matters to be voted on by the corporation's stockholders.

         Dividends

                  When and as dividends are declared thereon, whether payable in cash, property or securities of the corporation, the holders of Class A and the holders of Class B will be entitled to share ratably according to the number of shares of Class A or Class B held by them, in such dividends; provided, that if dividends are declared which are payable in shares of Class A or Class B, dividends will be declared which are payable at the same rate on both classes of common stock, and the dividends payable in shares of Class A to holders of Class A, and the dividends payable in shares of Class B will be payable to the holders of Class B.

         Conversion of Class B Nonvoting Common Stock

                  At any time and from time to time, each record holder of Class B will be entitled to convert any and all of the shares of such holder's Class B into the same number of shares of Class A at holder's election, provided, that each holder of Class B shall only be entitled to convert any share or shares of Class B to the extent that after giving effect to such conversion such holder or its affiliates shall not directly or indirectly own, control or have power to vote a greater quantity of securities of any kind issued by the Company than such holder and its affiliates are permitted to own, control or have power to vote under any law or under any regulation, rule or other requirement of any governmental authority at any time applicable to such holder and its affiliates.

                  Each  conversion  of shares of Class B into  shares of Class A will be effected by the surrender of the certificate or certificates representing the shares to be converted at the principal office of the Company at any time during normal business hours, together with a written notice by the holder of such Class B stating that such holder desires to convert the shares, or a stated number of the shares, of Class B represented by such certificate or certificates into Class A and a written undertaking that upon such conversion such holder and its affiliates will not directly or indirectly own, control or have the power to vote a greater quantity of securities of any kind issued by the Company than such holders and its affiliates are permitted to own, control or have the power to vote under any applicable law, regulation, rule or other governmental requirement. Such conversion will be deemed to have effected as of the close of business on the date on which certificate or certificates have been surrendered and such notice has been received, and at such time the rights of the holder of the converted Class B as such holder will cease and the person or persons in whose name or names the certificate or certificates for shares of Class A are to be issued upon such conversion will be deemed to have become the holder or holders of record the shares of Class A represented thereby.

                  Promptly after such surrender and the receipt of such written notice, the Company will issue and deliver in accordance with the surrendering holder's instructions (i) the certificate or certificates for the Class A issuable upon such conversion and (ii) a certificate representing any Class B which was represented by the certificate or certificates delivered to the Company in connection with such conversion but which was not converted.

                  If the Company in any manner subdivides or combines the outstanding shares of one class of either Class A or Class B, the outstanding shares of the other class will be proportionately subdivided or combined.

                  In the case of, and as a condition to, any capital reorganization of, or any reclassification of the capital stock of, the Company (other than a subdivision or combination of shares of Class A or Class B into a greater or lesser number of shares (whether with or without par value) or a change in the par value of Class A or Class B or from par value to no par value) or in the case of, and as a condition to, the consolidation or merger of the Company with or into another corporation (other than a merger in which the corporation is the continuing corporation and which does not result in any reclassification of outstanding shares of Class A or Class B), each share of Class B shall be convertible into the number of shares of stock or other securities or property receivable upon such reorganization, reclassification, consolidation or merger by a holder of the number of shares of Class A of the Company in which such shares of Class B was convertible immediately prior to such reorganization, reclassification, consolidation or merger; and, in any such case, appropriate adjustment shall be made in the application of the provisions set forth in this paragraph with respect to the rights and interests thereafter of the holders of Class B to the end that the provisions set forth in this paragraph (including provisions with respect to the conversion rate) shall thereafter be applicable, as nearly as they reasonably may be, in relation to any shares of stock or other securities or property thereafter deliverable upon the conversion of the shares of Class B.

                  The shares of Class B which are converted into shares of Class A as provided herein shall not be reissued.

                  The Company will at all times reserve and keep available out of its authorized but unissued shares of Class A or its treasury shares, solely for the purpose of issue upon conversion of the Class B as provided above, such number of Class A as shall then be issuable upon the conversion of all then outstanding shares of Class B (assuming that all such shares of Class B are held by persons entitled to convert such shares into Class A).

                  The issuance of certificates for Class A upon the conversion of Class B will be made without charge to the holders of such shares for any issuance tax in respect thereof or other cost incurred by the Company in connection with such conversion and the related issuance of Class A. The Company will not close its books against the transfer of Class B or Class A issued or issuable upon the conversion of Class B in any manner which would interfere with the timely conversion of Class B.

         Liquidation Rights

                  In the event any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of Class A and Class B shall be entitled to share ratably, according to the number of shares of Class A or Class B held by them, in the remaining assets of the Company available for distribution to its stockholders.

         Transferability

                  The Class A and Class B will be freely transferable, and except for federal and state securities law restrictions on directors, officers and other affiliates of the Company and on persons holding "restricted" stock. Company stockholders will not be restricted in their ability to sell or transfer shares of Class A or Class B.

         Mergers And Consolidations

                  Each holder of Class A and Class B will be entitled to receive the same per share consideration in a merger or consolidation of the Company (whether or not the Company is the Surviving Corporation), except that any securities issued in respect of the Class B may have different or lesser voting rights than securities issued in respect of the Class A.

         Preemptive, Subscription And Redemption Rights

                  Neither the Class A nor the Class B will carry any preemptive, subscription and redemption rights enabling a holder to subscribe for or receive shares of any class of stock of the Company or any other securities convertible into shares of any class of stock of the Company.

                          INTERESTS OF CERTAIN PERSONS

         The Ginsburgs have an interest in the implementation of the Proposals to authorize and issue Class A and Class B because, as above, the Proposals may enhance the ability of the Ginsburgs to retain voting control of the Company even if it disposes of a substantial portion of its shares of Class B.

                        CHANGE OF THE NAME OF THE COMPANY

         On September ___, 1996, pursuant to the Agreement and Plan of Merger dated August 15, 1996, the Board of Directors of the Company determined it advisable to amend the Company's Certificate of Incorporation to change its name from Everest Security Systems Corporation to Guardian International, Inc.


                                             By Order of the Board of Directors

                                                 (signature apprears here)
                                               ------------------------------
                                                      SHEILAH GINSBURG
                                                         SECRETARY

Dated:   November 14, 1996

                                    EXHIBIT A

              CERTIFICATE OF AMENDMENT OF ARTICLE OF INCORPORATION
                                       OF
                          GUARDIAN INTERNATIONAL, INC.

         We the undersigned  Richard  Ginsburg,  President and Sheilah Ginsburg,
Secretary,   of  Guardian   International,   Inc.,  a  Nevada  corporation  (the
"Company"), do hereby certify:

         That the Board of Directors of said corporation at a meeting duly convened, held on the _______ day of ______________, 19___, adopted a resolution to amend the original articles as follows:

         RESOLVED, Article First is deleted in its entirety and the following is inserted in lieu thereof:

         "FIRST.    The name of the corporation is Guardian International, Inc."

         RESOLVED, Article Fourth is deleted in its entirety and the following is inserted in lieu thereof:

         "FOURTH. The amount of the total authorized capital stock of the Company is 100,485,035 shares, consisting of: (i) 100,000,000 shares of 'Class A Voting Common Stock,' par value $0.001 per share; and (ii) 484,035 shares of 'Class B Nonvoting Common Stock,' par value $0.001 per share.

                  Except as otherwise provided herein, all shares of Class A Voting Common Stock and Class B Nonvoting Common Stock will be identical and will entitle the holders thereof to the same rights and privileges.

         1. Voting Rights. The holders of Class A Voting Common Stock will be entitled to one (1) vote per share on all matters to be voted on by the corporation's stockholders, and except as otherwise required by law, the holders of Class B Nonvoting Common Stock will have no right to vote their shares of Class B Nonvoting Common Stock on any matters to be voted on by the corporation's stockholders.

         2. Dividends. When and as dividends are declared thereon, whether payable in cash, property or securities of the corporation, the holders of Class A Voting Common Stock and the holders of Class B Nonvoting Common Stock will be entitled to share ratably according to the number of shares of Class A Voting Common Stock or Class B Nonvoting Common Stock held by them, in such dividends; provided, that if dividends are declared which are payable in shares of Class A Voting Common Stock or Class B Nonvoting Common Stock, dividends will be declared which are payable at the same rate on both classes of common stock, and the dividends payable in shares of Class A Voting Common Stock to holders of Class A Voting

Common Stock, and the dividends payable in shares of Class B Nonvoting Common Stock will be payable to the holders of Class B Nonvoting Common Stock.

         3. Liquidation Rights. In the event any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of Class A Voting Common Stock and Class B Nonvoting Common Stock shall be entitled to share ratably, according to the number of shares of Class A Voting Common Stock or Class B Nonvoting Common Stock held by them, in the remaining assets of the Company available for distribution to its stockholders.

         4. Conversion of Class B Nonvoting Common Stock.

                  (a) At any time and from time to time, each record holder of Class B Nonvoting Common Stock will be entitled to convert any and all of the shares of such holder's Class B Nonvoting Common Stock into the same number of shares of Class A Voting Common Stock at holder's election, provided, that each holder of Class B Nonvoting Common Stock shall only be entitled to convert any share or shares of Class B Nonvoting Common Stock to the extent that after giving effect to such conversion such holder or its affiliates shall not directly or indirectly own, control or have power to vote a greater quantity of securities of any kind issued by the Company than such holder and its affiliates are permitted to own, control or have power to vote under any law or under any regulation, rule or other requirement of any governmental authority at any time applicable to such holder and its affiliates.

                  (b) Each  conversion  of  shares of Class B  Nonvoting  Common
Stock into shares of Class A Voting Common Stock will be effected by the surrender of the certificate or certificates representing the shares to be converted at the principal office of the Company at any time during normal business hours, together with a written notice by the holder of such Class B Nonvoting Common Stock stating that such holder desires to convert the shares, or a stated number of the shares, of Class B Nonvoting Common Stock represented by such certificate or certificates into Class A Voting Common Stock and a written undertaking that upon such conversion such holder and its affiliates will not directly or indirectly own, control or have the power to vote a greater quantity of securities of any kind issued by the Company than such holders and its affiliates are permitted to own, control or have the power to vote under any applicable law, regulation, rule or other governmental requirement. Such conversion will be deemed to have effected as of the close of business on the date on which certificate or certificates have been surrendered and such notice has been received, and at such time the rights of the holder of the converted Class B Nonvoting Common Stock as such holder will cease and the person or persons in whose name or names the certificate or certificates for shares of Class A Voting Common Stock are to be issued upon such conversion will be deemed to have become the holder or holders of record the shares of Class A Voting Common Stock represented thereby.

                  (c) Promptly after such surrender and the receipt of such written notice, the Company will issue and deliver in accordance with the surrendering holder's instructions (i) the certificate or certificates for the Class A Voting Common Stock issuable upon such conversion and (ii) a certificate representing any Class B Nonvoting Common Stock which was represented by the certificate or certificates delivered to the Company in connection with such conversion but


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which was not converted.

                  (d) If the Company in any manner subdivides or combines the outstanding shares of one class of either Class A Voting Common Stock or Class B Nonvoting Common Stock, the outstanding shares of the other class will be proportionately subdivided or combined.

                  (e) In the case of, and as a condition to, any capital reorganization of, or any reclassification of the capital stock of, the Company (other than a subdivision or combination of shares of Class A Voting Common Stock or Class B Nonvoting Common Stock into a greater or lesser number of shares (whether with or without par value) or a change in the par value of Class A Voting Common Stock or Class B Nonvoting Common Stock or from par value to no par value) or in the case of, and as a condition to, the consolidation or merger of the Company with or into another corporation (other than a merger in which the corporation is the continuing corporation and which does not result in any reclassification of outstanding shares of Class A Voting Common Stock or Class B Nonvoting Common Stock), each share of Class B Nonvoting Common Stock shall be convertible into the number of shares of stock or other securities or property receivable upon such reorganization, reclassification, consolidation or merger by a holder of the number of shares of Class A Voting Common Stock of the Company in which such shares of Class B Nonvoting Common Stock was convertible immediately prior to such reorganization, reclassification, consolidation or merger; and, in any such case, appropriate adjustment shall be made in the application of the provisions set forth in this paragraph with respect to the rights and interests thereafter of the holders of Class B Nonvoting Common Stock to the end that the provisions set forth in this paragraph (including provisions with respect to the conversion rate) shall thereafter be applicable, as nearly as they reasonably may be, in relation to any shares of stock or other securities or property thereafter deliverable upon the conversion of the shares of Class B Nonvoting Common Stock.

                  (f) The shares of Class B Nonvoting Common Stock which are converted into shares of Class A Voting Common Stock as provided herein shall not be reissued.

                  (g) The Company will at all times reserve and keep available out of its authorized but unissued shares of Class A Voting Common Stock or its treasury shares, solely for the purpose of issue upon conversion of the Class B Nonvoting Common Stock as provided above, such number of Class A Voting Common Stock as shall then be issuable upon the conversion of all then outstanding shares of Class B Nonvoting Common Stock (assuming that all such shares of Class B Nonvoting Common Stock are held by persons entitled to convert such shares into Class A Voting Common Stock).

                  (h) The issuance of certificates for Class A Voting Common Stock upon the conversion of Class B Nonvoting Common Stock will be made without charge to the holders of such shares for any issuance tax in respect thereof or other cost incurred by the Company in connection with such conversion and the related issuance of Class A Voting Common Stock. The Company will not close its books against the transfer of Class B Nonvoting Common Stock or Class A Voting Common Stock issued or issuable upon the conversion of Class B Nonvoting Common Stock in any manner which would interfere with the timely conversion of Class B

Nonvoting Common Stock."

         The number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 6,453,804; that the said change and amendment have been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

                                                (Signature appears here)
                                            --------------------------------
                                              Richard Ginsburg,  President


                                                (Signature appears here)
                                            --------------------------------
                                              Sheilah Ginsburg,  Secretary

State of ______________________

County of_____________________

         On ___________________________, personally appeared before me, a Notary Public, Richard Ginsburg and Sheilah Ginsburg, who acknowledged that they executed the above instrument.


                                               --------------------------------
                                                      (Signature of Notary)


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